EXHIBIT 99.2

Nate D. Ashcraft (9497)
  Email: nashcraft@hbaalaw.com
Jonathan K. Hansen (12349)
  Email: jhansen@hbaalaw.com
HANSEN BLACK ANDERSON ASHCRAFT 2940 West Maple Loop Drive, Suite 103
Lehi, Utah 84043
Telephone: (80l) 922-5004
Facsimile: (80l) 922-5019

Attorneys for Defendants

IN THE UNITED STATES DISTRICT COURT
DISTRICT OF UTAH, CENTRAL DIVISION

CORD BLOOD AMERICA, INC.; a Florida corporation,	)	ANSWER AND COUNTERCLAIM)
)
Plaintiffs,	)
)
v.	)	Case No. 2:13-cv-00806-PMW
)
TONAQUINT, INC., a Utah corporation; ST. GEORGE INVESTMENTS, LLC, an Illinois limited liability company,	)	Judge Paul M. Warner
)
Defendants.	)
)
)
TONAQUINT, INC., a Utah corporation; ST. GEORGE INVESTMENTS, LLC, an Illinois limited liability company, Counter Plaintiffs,	)
)
vs.	)
)
CORD BLOOD AMERICA, INC.; a Florida corporation,	)
)
Counter Defendants.	)
)
)
)

             * * * * * * *

Defendants Tonaquint, Inc. ("Tonaquint") and St. George Investments, LLC ("SGI") (Tonaquint and SGI are sometimes collectively referred to herein as "Defendants"), by and through counsel, and pursuant to Rule 12 of the Federal Rules of Civil Procedure, hereby answer the Complaint (the "Complaint") of Plaintiff Cord Blood America, Inc. ("CBAI" or "Plaintiff') as follows:

FIRST DEFENSE

The Complaint fails to state a claim upon which relief can be granted.

SECOND DEFENSE

Defendants answer each specific paragraph of the Complaint as follows:

1. Defendants are without sufficient knowledge or information to form a belief as to the truth of the allegations contained in paragraph 1 of the Complaint and therefore deny the same.

2. Admit that Tonaquint is a corporation organized and existing under the laws of the State of Utah, with its principal place of business at 303 East Wacker Drive, Suite 311, Chicago, Illinois 60601, but otherwise deny.

3. Admit.

4. Admit that there is some common ownership and/or overlap between Defendants, that John Fife is an owner and/or principal, either directly or indirectly, in each of Defendants, but otherwise deny.

5. Defendants are without sufficient knowledge or information to form a belief as to the truth of the allegations contained in paragraph 5 of the Complaint and therefore deny the same.

6. Admit as to Tonaquint, deny as to SGI

7. Defendants are without sufficient knowledge or information to form a belief as to the truth of the allegations contained in paragraph 7 of the Complaint and therefore deny the same.

8. Defendants are without sufficient knowledge or information to form a belief as to the truth of the allegations contained in paragraph 8 of the Complaint and therefore deny the same.

9. Defendants are without sufficient knowledge or information to form a belief as to the truth of the allegations contained in paragraph 9 of the Complaint and therefore deny the same.

10. Defendants are without sufficient knowledge or information to form a belief as to the truth of the allegations contained in paragraph 10 of the Complaint and therefore deny the same.

11. Defendants are without sufficient knowledge or information to form a belief as to the truth of the allegations contained in paragraph 11 of the Complaint and therefore deny the same.

12. Defendants are without sufficient knowledge or information to form a belief as to the truth of the allegations contained in paragraph 12 of the Complaint and therefore deny the same.

13. Answering paragraph 13 of the Complaint, Defendants admit that in or around 2011 CBAI entered into a Note and Warrant Purchase Agreement with SGI Defendants assert that the Note and Warrant Purchase Agreement and any related transaction documents speak for themselves and deny any allegations inconsistent therewith. Defendants are without sufficient knowledge or information to form a belief as to the truth of the remaining allegations contained in paragraph l3 of the Complaint and therefore deny the same.

14. Admit.

15. Admit.

16. Defendants are without sufficient knowledge or information to form a belief as to the truth of the allegations contained in paragraph 16 of the Complaint and therefore deny the same.

17. Defendants are without sufficient knowledge or information to form a belief as to the truth of the allegations contained in paragraph 17 of the Complaint and therefore deny the same.

18. Defendants are without sufficient knowledge or information to form a belief as to the truth of the allegations contained in paragraph 18 of the Complaint and therefore deny the same.

19. Defendants are without sufficient knowledge or information to form a belief as to the truth of the allegations contained in paragraph 19 of the Complaint and therefore deny the same.

20. Answering paragraph 20 of the Complaint, Defendants admit that in or around 2012 CBAI and SGI and/or Tonaquint engaged in discussions and/or negotiations regarding an investment in CBAI, but otherwise deny.

21. Defendants are without sufficient knowledge or information to form a belief as to the truth of the allegations contained in paragraph 21 of the Complaint and therefore deny the same.

22. Answering paragraph 22 of the Complaint, Defendants admit that in or around 2012 CBAI and Tonaquint agreed to and entered into a Securities Purchase Agreement and related transaction documents. Defendants assert that the Securities Purchase Agreement and any related transaction documents speak for themselves and deny any allegations inconsistent therewith. Defendants deny the existence of a Convertible Stock Debt Elimination Agreement. Any remaining allegations contained in paragraph 22 of the Complaint are denied.

23. Deny. Defendants assert that the transaction documents actually agreed to and executed by the parties speak for themselves and deny any allegations inconsistent therewith.

24. Defendants deny the allegations contained in paragraph 24 of the Complaint, including the existence of the referenced Convertible Stock Elimination Agreement. Defendants assert that the transaction documents actually agreed to and executed by the parties speak for themselves and deny any allegations inconsistent therewith.

25. Defendants deny the allegations contained in paragraph 25 of the Complaint, including the existence of a Convertible Stock Elimination Agreement. Defendants assert that the transaction documents actually agreed to and executed by the parties speak for themselves and deny any allegations inconsistent therewith.

26. Defendants deny the allegations contained in paragraph 26 of the Complaint, including the existence of a Convertible Stock Elimination Agreement. Defendants assert that the transaction documents actually agreed to and executed by the parties speak for themselves and deny any allegations inconsistent therewith.

27. Defendants deny the allegations contained in paragraph 27 of the Complaint, including the existence of a Convertible Stock Elimination Agreement. Defendants assert that the transaction documents actually agreed to and executed by the parties speak for themselves and deny any allegations inconsistent therewith.

28. Defendants deny the allegations contained in paragraph 28 of the Complaint, including the existence of a Convertible Stock Elimination Agreement. Defendants assert that the transaction documents actually agreed to and executed by the parties speak for themselves and deny any allegations inconsistent therewith.

29. Defendants deny the allegations contained in paragraph 29 of the Complaint, including the existence of a Convertible Stock Elimination Agreement. Defendants assert that the transaction documents actually agreed to and executed by the parties speak for themselves and deny any allegations inconsistent therewith.

30. Defendants deny the allegations contained in paragraph 30 of the Complaint, including the existence of a Convertible Stock Elimination Agreement. Defendants assert that the transaction documents actually agreed to and executed by the parties speak for themselves and deny any allegations inconsistent therewith.

31. Defendants deny the allegations contained in paragraph 31 of the Complaint, including the existence of a Convertible Stock Elimination Agreement. Defendants assert that the transaction documents actually agreed to and executed by the parties speak for themselves and deny any allegations inconsistent therewith.

32. Defendants deny the allegations contained in paragraph 32 of the Complaint, including the existence of a Convertible Stock Elimination Agreement. Defendants assert that the transaction documents actually agreed to and executed by the parties speak for themselves and deny any allegations inconsistent therewith.

33. Defendants deny existence of a Convertible Stock Elimination Agreement. Defendants admit that CBAI issued a Secured Convertible Promissory Note to Tonaquint in the original principal amount of $1,252,000, but deny that it was issued pursuant to a Convertible Stock Elimination Agreement. Defendants assert that the Secured Convertible Promissory Note and related transaction documents actually agreed to and executed by the parties speak for themselves and deny any allegations inconsistent therewith. Any remaining allegations are denied.

34. Defendants deny existence of a Convertible Stock Elimination Agreement. Defendants admit that Defendants paid and CBAI received $1,120,000 in cash at closing. Defendants affirmatively allege that CBAI was required to use said funds to payoff the JMJ Notes, as well to fund general operations of the company and its subsidiaries. Defendants assert that the Secured Convertible Promissory Note and related transaction documents actually agreed to and executed by the parties speak for themselves and deny any allegations inconsistent therewith. Any remaining allegations are denied.

35. Defendants deny existence of a Convertible Stock Elimination Agreement. Defendants are without sufficient knowledge or information to form a belief as to the truth of the remaining allegations contained in paragraph 35 of the Complaint and therefore deny the same.

36. Defendants deny the allegations contained in paragraph 36 of the Complaint, including the existence of a Convertible Stock Elimination Agreement. Defendants assert that the transaction documents actually agreed to and executed by the parties speak for themselves and deny any allegations inconsistent therewith.

37. Defendants deny the allegations contained in paragraph 37 of the Complaint, including the existence of a Convertible Stock Elimination Agreement. Defendants assert that the transaction documents actually agreed to and executed by the parties speak for themselves and deny any allegations inconsistent therewith.

38. Answering paragraph 38 of the Complaint, Defendants admit that they have demanded that CBAI perform its obligations under the transaction documents actually agreed to and executed by the parties. Defendants assert that the transaction documents actually agreed to and executed by the parties speak for themselves and deny any allegations inconsistent therewith. All remaining allegations are denied.

39. Answering paragraph 39 of the Complaint, Defendants admit that they have sought to convert amounts owed under the note(s), as authorized by and in accordance with the transaction documents agreed to and executed by the parties. Defendants deny that SGI agreed not to do so, and affirmatively allege that the transaction documents actually agreed to and executed by the parties authorize such conversions. Defendants assert that the transaction documents actually agreed to and executed by the parties speak for themselves and deny any allegations inconsistent therewith. All remaining allegations are denied.

40. Answering paragraph 40 of the Complaint, Defendants admit that they have sought to convert amounts owed under the note(s) in accordance with the applicable documents. Defendants deny that SGI agreed not to do so, and affirmatively allege that the transaction documents actually agreed to and executed by the parties authorize such conversions. Defendants also affirmatively allege that CBAI agreed and covenanted to increase authorized shares and reserve them for issuance to Defendants, and to likewise facilitate conversions into common stock to effect the full conversion of the note and exercise of the warrant to purchase common stock. CBAI has failed to honor these affirmative obligations. Defendants assert that the transaction documents actually agreed to and executed by the parties speak for themselves and deny any allegations inconsistent therewith. All remaining allegations are denied.

41. Answering paragraph 41 of the Complaint, Defendants admit that they have demanded that CBAI perform in accordance with transaction documents actually agreed to and executed by the parties. Defendants assert that the transaction documents actually agreed to and executed by the parties speak for themselves and deny any allegations inconsistent therewith. All remaining allegations are denied.

42. Answering paragraph 42 of the Complaint, Defendants admit that they have outlined the remedies provided for under the transaction documents and warned CBAI of the remedies available to Defendants in the event that CBAI failed to perform. Defendants assert that the transaction documents actually agreed to and executed by the parties speak for themselves and deny any allegations inconsistent therewith. All remaining allegations are denied.

43. Defendants re-allege and incorporate their responses to the foregoing paragraphs as if fully set forth herein.

44. Deny. Defendants affirmatively allege that they have only sought to enforce the Notes in accordance with and consistent with the terms of the transaction documents agreed to and executed by the parties. Defendants assert that the transaction documents actually agreed to and executed by the parties speak for themselves and deny any allegations inconsistent therewith.

45. Answering paragraph 45 of the Complaint, Defendants admit that they have sought to convert amounts owed under the note(s) only in accordance with and pursuant to the applicable transaction documents. Defendants assert that the transaction documents actually agreed to and executed by the parties speak for themselves and deny any allegations inconsistent therewith. All remaining allegations are denied.

46. Answering paragraph 46 of the Complaint, Defendants admit that they have sought to convert amounts owed under the note(s) only in accordance with and pursuant to the applicable transaction documents. Defendants assert that the transaction documents actually agreed to and executed by the parties speak for themselves and deny any allegations inconsistent therewith. All remaining allegations are denied.

47. Deny. Defendants assert that the transaction documents actually agreed to and executed by the parties speak for themselves and deny any allegations inconsistent therewith.

48. Defendants deny the allegations contained in paragraph 48 of the Complaint, including the existence of a Convertible Stock Elimination Agreement. Defendants assert that the transaction documents actually agreed to and executed by the parties speak for themselves and deny any allegations inconsistent therewith.

49. Answering paragraph 49 of the Complaint, Defendants deny any such representations. Defendants assert that the transaction documents actually agreed to and executed by the parties speak for themselves and deny any allegations inconsistent therewith.

50. Deny.

51. Deny.

52. Defendants deny any such false representations.

53. Deny.
54. Deny.

55. Deny.

56. Deny.

57. Deny.

58. Defendants re-allege and incorporate their responses to the foregoing paragraphs as if fully set forth herein.

59. Deny.

60. Deny. Defendants assert that the transaction documents actually agreed to and executed by the parties speak for themselves and deny any allegations inconsistent therewith.

61. Defendants deny taking any actions that are inconsistent with or contrary to the transaction documents actually agreed to and executed by the parties. Defendants assert that the transaction documents actually agreed to and executed by the parties speak for themselves and deny any allegations inconsistent therewith.

62. Deny.

63. Deny.

64. Deny.

65. Deny.

66. Deny.

67. Defendants re-allege and incorporate their responses to the foregoing paragraphs as if fully set forth herein.

68. Admit.

69. Deny.

70. Deny.

71. Deny.

72. Deny.

73. Deny.

74. Deny.

75. Defendants re-allege and incorporate their responses to the foregoing paragraphs as if fully set forth herein.

76. Deny.

77. Deny.

78. Deny.

79. Deny.

80. Deny.

81. Deny.

82. Deny.

THIRD DEFENSE

Every allegation of the Complaint not expressly admitted is hereby denied, including the allegations in the Prayer for Relief.

FOURTH DEFENSE

Plaintiff's equitable claims are barred by Plaintiff's unclean hands.

FIFTH DEFENSE

Plaintiff's claims are barred by the statute of frauds.

SIXTH DEFENSE

Plaintiff's claims are barred by the parol evidence rule.

SEVENTH DEFENSE

Plaintiff's claims are barred, in whole or in part, by the doctrines of waiver, estoppel, and/or detrimental reliance.

EIGHTH DEFENSE

Plaintiff's claims are barred, in whole or in part, by the doctrine of setoff.

NINTH DEFENSE

Plaintiff's claims are barred by Plaintiff's own prior breach of contract and/or failure to perform, and/or breach of the implied covenant of good faith and fair dealing.

TENTH DEFENSE

Plaintiff's claims are barred to the extent that it fails to assert a justiciable controversy that is ripe for adjudication.

ELEVENTH DEFENSE

Plaintiff's claims are barred, in whole or in part, by reason of the failure to comply with Rule 9 of the Federal Rules of Civil Procedure, including Plaintiff's failure to plead fraud with particularity.

TWELFTH DEFENSE
Plaintiff's claims are barred to the extent Plaintiff has failed to mitigate its damages.

THIRTEENTH DEFENSE

Plaintiff's claims are barred to the extent that the damage or loss complained of was caused by Plaintiff.

FOURTEENTH DEFENSE

Plaintiff's equitable claims are barred by the existence of a valid agreement between the parties.

FIFTEENTH DEFENSE

Plaintiff's claims are barred by Plaintiff's fraud or misrepresentation.

SIXTEENTH DEFENSE

Plaintiff's claims are barred because they have not been asserted in good faith.

SEVENTEENTH DEFENSE

Plaintiff's claims are barred because they have been asserted in bad faith.

EIGHTEENTH DEFENSE

Plaintiff's claims are barred by Rule l2(b )(3) of the Federal Rules of Civil Procedure to the extent that there is a more appropriate venue.

NINETEENTH DEFENSE

Plaintiff's jury demand is improper because Plaintiff has waived its right to a trial by jury in connection with some or all of its claims.

RESERVATION

Defendants hereby reserve their right to assert any other affirmative defense and/or claims which may come to light during the course of discovery.

WHEREFORE, Defendants respectfully request that Plaintiffs claims be dismissed with prejudice and upon the merits, that Plaintiff take nothing, that Defendants be awarded their attorneys' fees and costs incurred in defending this action, and for such other and further relief as the Court may deem necessary, just and proper under the circumstances.

COUNTERCLAIM

Defendants and Counter Plaintiffs Tonaquint, Inc. and St. George Investments, LLC, by and through counsel, and pursuant to Rule 13 of the Federal Rules of Civil Procedure, hereby complain against Plaintiff and Counter Defendant Cord Blood America, Inc. as follows.

DESCRIPTION OF THE PARTIES

1. Tonaquint is a Utah corporation with its principal place of business in Chicago, Illinois.

2. SGI is an Illinois limited liability with its principal place of business in Chicago, Illinois.

3. CBAI, upon information and belief, is a Florida corporation with its principal place of business in Las Vegas, Nevada.
JURISDICTION & VENUE

4. Court has subject matter jurisdiction over this Counterclaim pursuant to 28 U.S.C. § 1332(a) to the extent that complete diversity exists and the amount in controversy exceeds $75,000.00.

5. The Court has general and personal jurisdiction over CBAI in that it does business in the State of Utah, has, by agreement, consented to the Court's jurisdiction, and/or has voluntarily submitted to the Court's jurisdiction.

6. Venue may be proper in this Court pursuant to 28 U.S.C. § 1391(b).

GENERAL ALLEGATIONS

7. On or about March 10, 2011, CBAI and SGI entered into a Note and Warrant Purchase Agreement ("SGI Purchase Agreement").

8. Section 5(b)(xv) of the SGI Purchase Agreement requires that CBAI maintain a share reserve, for the exclusive benefit of the holder (SGI), equal to "such number of shares of common stock as shall be necessary to effect the full conversion of the Note and exercise of the Warrant multiplied by 2."

9. As early as October 25,2012, the number of authorized shares that CBAI was required to maintain for the exclusive benefit of SGI, fell below the number of shares of common stock necessary for conversion of the Note and exercise Warrant multiplied by 2, as required by Section 5(b)(xv) of the SGI Purchase Agreement.

10. Upon such an occurrence, CBAI was required to call and hold a special meeting of stockholders within thirty (30) days of such occurrence, for the SGIe purpose of increasing the number of shares authorized, which it has failed to do.

11. Despite its obligation to do so, CBAI has failed to maintain the required share reserve, it has failed to increase the number of authorized shares, and it has failed to call or hold the meeting required by Section 5(b)(xv).

12. In addition to the SGI Purchase Agreement, on or about March 10,2011, CBAI executed in favor of SGI a Warrant to Purchase Shares of Common Stock ("Warrant to Purchase"), which granted SGI the right to purchase CBAI common stock at a predetermined par value per share in accordance with the formula and parameters set forth in the Warrant to Purchase.

13. On January 8, 2013, pursuant to its rights under the Warrant to Purchase, SGI delivered a Notice of Exercise Warrant to CBAI, pursuant to which CBAI was to deliver 970,712 shares to SGI within three (3) trading days of the exercise date, as set forth in Section 2.1(d) of the Warrant to Purchase.

14. Despite its obligation, CBAI failed to deliver the 970,712 shares to SGI

15. In addition, on August 28,2013, pursuant to its rights under the Warrant Purchase, SGI delivered a second Notice of Exercise of Warrant to CBAI, pursuant to which CBAI was to deliver 50,000,207 shares to SGI within three (3) trading days of the exercise date, as set forth in Section 2.1 (d) of the Warrant to Purchase.

16. Despite its obligation, CBAI failed to deliver the 50,000,207 shares to SGI

17. On or about June 27, 2012, CBAI and Tonaquint entered into a Securities Purchase Agreement ("Tonaquint Purchase Agreement").

18. Section 5.2(0) of the Tonaquint Purchase Agreement requires that CBAI maintain a share reserve, for the exclusive benefit of Tonaquint, in an amount equal to "the higher of such number of shares of Common Stock (1) as shall be necessary to effect the full conversion of the Note as of the relevant date of determination, multiplied by two, and (2) equal to two times the Outstanding Balance (as defined in the Note) of the Note of the relevant date of determination, divided by the then-current Conversion Price (as defined and determined pursuant to the Note)."

19. As of October 25,2012, the number of authorized shares fell below the number mandated by Section 5.2(0).

20. Upon such an occurrence, if CBAI does not have sufficient authorized and unissued shares of common stock available to increase the share reserve, CBAI is obligated to call and hold a special meeting of the stockholders within thirty (30) calendar days of such occurrence, or as soon as reasonably practicable, but in no event more than 90 days, for the sole purpose of increasing the number of authorized shares of common stock.

21. Section 5.2(0) likewise requires that CBAI's management recommend to CBAI's stockholders that they vote in favor of increasing the number of authorized shares of common stock. CBAI management is also obligated to vote all of its shares in favor of increasing the number of authorized shares of common stock.

22. Section 5.2(0) also requires that CBAI use its best efforts to cause such additional shares of common stock to be authorized so as to comply with the requirements of Section 5.2(0).

23. Despite its obligation to do so, CBAI has failed to maintain the required share reserve, it has failed to increase the number of authorized shares, and it has failed to call or hold the meeting required by Section 5 .2(0) for the purpose of increasing the number of authorized shares of common stock.

24. In addition to the Tonaquint Purchase Agreement, on or about June 27, 2012, CBAI executed a Secured Convertible Promissory Note ("Tonaquint Convertible Note") in favor of Tonaquint.

25. Section 8 of the Tonaquint Convertible Note sets forth an amortization schedule pursuant to which CBAI is required to make certain payments under the Tonaquint Convertible Note prior to the maturity date.

26. Under the Tonaquint Convertible Note, CBAI, may, at its election, make such amortization payments in cash or in shares of common stock, however, CBAI is required to provide written notice to Tonaquint in the event that CBAI elects to make any installment payment in cash. In the absence of such written notice, CBAI is deemed to have elected to deliver shares in satisfaction of the required installment amount(s).

27. The initial installment date under the Tonaquint Convertible Note was six months after the Tonaquint Convertible Note issuance date, or in other words, December 27,2012 (i.e., six months following June 27,2012).

28. On December 27,2012, CBAI was obligated to pay Tonaquint $100,000, plus the sum of any accrued and unpaid interest, fees, penalties, etc. pursuant to Section 28.27 of the Tonaquint Convertible Note.

29. Pursuant to Section 8.1 of the Tonaquint Convertible Note, CBAI was required to notify Tonaquint in writing of its election to pay the required amounts in cash or in shares of common stock no later than thirty (30) trading days prior to the initial installment date.

30. Because CBAI failed to provide any written notice or even acknowledge the initial installment date, pursuant to 8.1 of the Tonaquint Convertible Note, CBAI is deemed to have elected to pay the installment payment(s) in shares of common stock.

31. In the event of such election (or deemed election) to make an installment payment in shares of common stock, CBAI is required to deliver to Tonaquint a number of shares ("PreInstallment Conversion Shares") estimated to be sufficient to cover the installment payment no later than two (2) trading days after the installment due date.

32. The Pre-Installment Conversion Shares should have been delivered by CBAI to Tonaquint no later than November 15, 2012, however, no such delivery was made by CBAI and the installment amount was never paid.

33. Under the Tonaquint Convertible Note, the installment dates were set out to be the same day of every calendar month following the initial installment date, however, each and every installment date has been ignored by CBAI and no amount has ever been paid under the Note.

34. Failure to pay and failure to deliver shares of stock constitute events of default under Sections 4.1 (a) and 4.1 (b) of the Tonaquint Convertible Note, respectively.

35. Pursuant to Section 10 of the Tonaquint Convertible Note, Tonaquint is permitted to accelerate the outstanding balance (as that term is defined in the Tonaquint Convertible Note) upon the occurrence of an event of default, and Tonaquint can require CBAI to redeem such outstanding balance, in cash, upon CBAI's receipt of a written notice setting forth the acceleration and demand for redemption.

36. CBAI is required to redeem the Tonaquint Convertible Note for an amount equal to the outstanding balance, multiplied by the redemption premium (as defined in the Tonaquint
Convertible Note), which may be applied to the first two events of default. Pursuant to Section 28.40 of the Tonaquint Convertible Note, the redemption premium is 125% of the Tonaquint Convertible Note.

37. On or about August 23, 20l3, Tonaquint delivered an event of default redemption notice to CBAI, accelerating the outstanding balance and demanding payment in full based upon the redemption premium.

38. To date, CBAI has failed to make the required redemption premium.

FIRST CAUSE OF ACTION
(Breach of the SGI Purchase Agreement and Warrant to Purchase)

39. SGI and Tonaquint incorporate the foregoing paragraphs of the Counterclaim as if fully set forth herein.

40. The SGI Purchase Agreement the Warrant to Purchase constitute valid and binding contracts between SGI and CBAI.

41. SGI has fully performed its obligations under the SGI Purchase Agreement and Warrant to Purchase, by among other things, paying CBAI the purchase price required under the agreement(s).

42. CBAI has materially breached the SGI Purchase Agreement by, among other things, failing to maintain the required share reserve under Section 5(b)(xv), failing to increase the number of authorized shares, and failing to call or hold the required meeting to increase the number of authorized shares.

43. As a result of CBAI's breach of the SGI Purchase Agreement, SGI's conversion rights have been rendered meaningless and SGI has been deprived of a principal source of repayment of the purchase price delivered by SGI to CBAI.

44. CBAI has also materially breached the Warrant to Purchase by, among other things, failing to deliver 970,712 shares to SGI in response to its January 8, 2013 Notice of Exercise Warrant, and by failing to deliver 50,000,207 more shares to SGI in response to its August 28, 2018 Notice of Exercise of Warrant.

45. As a direct and proximate result of CBAI's breaches, as outlined about, SGI has been damaged in an amount to be proven at trial.

46. SGI is therefore entitled to judgment as set forth in paragraph 1 of the Prayer for Relief.
SECOND CAUSE OF ACTION
(Breach of the Tonaquint Purchase Agreement and Tonaquint Convertible Note)

47. SGI and Tonaquint incorporate the foregoing paragraphs of the Counterclaim as if fully set forth herein.

48. The Tonaquint Purchase Agreement and Tonaquint Convertible Note constitute valid and binding contracts between Tonaquint and CBAI.

49. Tonaquint has fully performed its obligations under the Tonaquint Purchase Agreement and Tonaquint Convertible Note, by among other things, paying CBAI the purchase price required under the Tonaquint Purchase Agreement.

50. CBAI has materially breached the Tonaquint Purchase Agreement by, among other things, failing to maintain the required share reserve under Section 5.2(0), failing to increase the number of authorized shares, and failing to call or hold the required meeting to increase the number of authorized shares.

51. As a result of CBAI' s breach of the Tonaquint Purchase Agreement, SGI's conversion rights have been rendered meaningless and Tonaquint has been deprived of a principal source of repayment of the purchase price delivered by Tonaquint to CBAI.

52. CBAI has also materially breached the Tonaquint Convertible Note by, among other things, failing to make the installment payments required by the Tonaquint Convertible Note, in either the form of cash payments or shares of common stock, as CBAI is required to do.

53. As previously set forth, CBAI's failure to pay and failure to deliver shares of stock under the Tonaquint Convertible Note constitute events of default under Sections 4.1(a) and 4.1(b), respectively.

54. Because of CBAI's defaults, as set forth above, Section 10 of the Tonaquint Convertible Note authorizes Tonaquint to accelerate the outstanding balance under the Tonaquint Convertible Note, which Tonaquint has elected to do.

55. Despite Tonaquint's right to accelerate the outstanding balance and Tonaquint's August 23, 2013 default redemption notice, CBAI has failed to make the required redemption premium. This constitutes of further breach of CBAI's obligations under the Tonaquint Convertible Note.

56. As a direct and proximate result of CBAI's breaches, as outlined about, Tonaquint has been damaged in an amount to be proven at trial.

57. Tonaquint is therefore entitled to judgment as set forth in paragraph 2 of the Prayer for Relief.

THIRD CAUSE OF ACTION
(Breach of the Implied Covenant of Good Faith and Fair Dealing)

58. SGI and Tonaquint incorporate the foregoing paragraphs of the Counterclaim as if fully set forth herein.

59. As a matter of law, an implied covenant of good faith and fair dealing inheres in the agreements outlined above, including the SGI Purchase Agreement, Warrant to Purchase, Tonaquint Purchase Agreement, and Tonaquint Convertible Note (collectively the "SGI and Tonaquint Agreements"), and requires CBAI to not act in a way which denies SGI and Tonaquint the benefit of their bargain.

60. As outlined above, CBAI has breached the SGI and Tonaquint Agreements.

61. As a direct and proximate result of CBAI' s breach of the implied covenant of good faith and fair dealing, SGI and Tonaquint have each been damaged in amount to be proven at trial.

62. SGI and Tonaquint are therefore entitled to judgment against CBAI as set forth below in paragraph 3 of the Prayer for Relief.

FOURTH CAUSE OF ACTION
 (Unjust Enrichment)

63. SGI and Tonaquint incorporate the foregoing paragraphs of the Counterclaim as if fully set forth herein.

64. SGI and Tonaquint each conferred benefits on CBAI by, among other things, paying CBAI the purchase price required under each of the SGI and Tonaquint Agreements.

65. CBAI was fully aware of the benefits conferred upon it by SGI and Tonaquint,and each of them.

66. To permit CBAI to retain the benefits provided without fully compensating SGI and Tonaquint would result in an unconscionable and unjust enrichment of CBAI at SGI and Tonaquint's expense.

67. SGI and Tonaquint are therefore entitled to judgment as set forth in paragraph 4 of the Prayer for Relief. WHEREFORE, SGI and Tonaquint pray for judgment against CBAI as follows:

1.	On the First Cause of Action, asserting a claim for breach of contract by SGI against CBAI, for SGI's damages incurred as a result of CBAI's breaches of the SGI Purchase Agreement and Warrant to Purchase, in an amount to be proven at trial, including any unpaid principal, interest, penalties, premiums, and fees, as authorized by contract. SGI likewise seeks an order from the Court requiring that CBAI take all appropriate and immediate action to maintain the required share reserve, for the exclusive benefit of SGI, in the amount required by the SGI Purchase Agreement and related documents.

2. On the Second Cause of Action, asserting a claim for breach of contract by Tonaquint against CBAI, for Tonaquint's damages incurred as a result of CBAI's breaches of the Tonaquint Purchase Agreement and Tonaquint Convertible Note, in an amount to be proven at trial, including any unpaid principal, interest, penalties, premiums, and fees, as authorized by contract. Tonaquint likewise seeks an order from the Court requiring that CBAI take all appropriate and immediate action to maintain the required share reserve, for the exclusive benefit of Tonaquint, in the amount required by the Tonaquint Purchase Agreement and related documents.

3. On SGI and Tonaquint's Third Cause of Action, asserting a claim for breach of the implied covenant of good faith and fair dealing against CBAI, for damages in an amount to be proven at trial.

4. On SGI and Tonaquint's Fourth Cause of Action, asserting a claim for unjust enrichment against CBAI, for damages in an amount to be proven at trial.

5. For an award of all costs, and reasonable attorneys' fees incurred by SGI and Tonaquint.

6. For such other and further relief as the Court deems just and equitable under the circumstances.

DATED this 24th day of September, 2013.

HANSEN BLACK ANDERSON ASHCRAFT

/s/ Nate D. Ashcraft
Attorneys for Defendants/Counter Plaintiffs

CERTIFICATE OF SERVICE

I hereby certify that on this 25th day of September, 2013, I electronically filed, and caused to be served via Notice of Electronic Filing, a true and correct copy of the foregoing ANSWER AND COUNTERCLAIM upon the following:

David L. Mortensen
  dlmortensen@stoel.com
Jill M. Pohlman
jmpohlman@stoel.com
 Jose A. Abarca
jaabarca@stoel.com
STOEL RIVES LLP
201 South Main Street, Suite 1100
Salt Lake City, Utah 84111-4904

/s/ Nate D. Ashcraft